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                                                                    EXHIBIT 10.6




           NATIONAL PROPANE CORPORATION 1996 UNIT OPTION PLAN

            1. PURPOSE. The purposes of this National Propane Corporation 1996 Unit Option Plan (the "Plan") are to encourage selected Employees of National Propane Corporation (the "Company") and its Affiliates to develop a proprietary interest in the growth and performance of National Propane Partners, L.P. (the "Partnership"), to generate an increased incentive to contribute to the Partnership's future success and prosperity, thus enhancing the value of the Partnership for the benefit of its Unitholders, and to enhance the ability of the Company and its Affiliates to attract and retain key individuals who are essential to the progress, growth and profitability of the Partnership, by giving such Employees the opportunity to acquire Units through the exercise of Options and/or Unit appreciation rights ("UARs").

            2.    ADMINISTRATION.

                  2.1 COMMITTEE. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board") or such other committee as may be designated by the Board to administer the Plan and composed of not less than two Directors of the Board, each of whom shall be intended to be a "disinterested person" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"), as in effect on the Effective Date of the Plan, to the extent required by Rule 16b-3. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be deemed the acts of the Committee.

                  2.2 POWERS. Subject to the terms of the Plan and applicable law, the Committee shall have the sole power, authority and discretion to: (i) designate the Employees who shall be Participants; (ii) determine the number of Options and UARs to be granted to Participants; (iii) determine the terms and conditions, consistent with the provisions of the Plan, of any Option or UAR;
(iv) interpret, construe and administer the Plan and any instrument or agreement relating to an Option or UAR granted under the Plan; (v) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (vi) make any determinations as to the right of any Person to receive payment of (or with respect to) an Option or UAR; (vii) make any other determinations and take any other actions that the Committee deems necessary or desirable for the administration of the Plan; (viii) accelerate the exercisability of any Option and/or UAR and (ix) correct any defect, supply any

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omission or reconcile any inconsistency in the Plan, any Option or UAR in the manner and to the extent it shall deem desirable in the establishment or administration of the Plan.

                  2.3 BINDING EFFECT. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions with respect to the Plan, any Option or UAR granted hereunder shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons.

            3.    UNITS AVAILABLE.

                  3.1 NUMBER OF UNITS AVAILABLE. A total of 1,250,000 Units, plus a number of Units equal to an additional 1% of the number of Units outstanding as of each December 31 following the Plan's effective date, shall be available for issuance pursuant to Options and UARs granted under the Plan, subject to adjustment as provided in this Section 3.1 and in Section 3.3. The number of Units available for issuance under the Plan shall be increased by the number of Units received by the Company as payment of the exercise price of Options, and by the number of Units purchased by the Company (in the open market or for Fair Market Value in private transactions) from an amount equal to the cash proceeds received by the Company on the exercise of Options under the Plan. Units may be Common Units and/or Subordinated Units, as may be determined by the Committee in its sole discretion. If any Option or UAR granted under the Plan is forfeited, canceled, surrendered or otherwise terminates or expires without the delivery of unrestricted Units or other consideration, the Units subject to such Option or UAR, as the case may be, shall again be available for issuance pursuant to Options and UARs under the Plan.

                  3.2 SOURCES OF UNITS DELIVERABLE UNDER PLAN. Units delivered by the Company on exercise of an Option or UAR may consist, in whole or in part, of Units acquired in the open market or from any Person (including the Partnership) and (upon consideration of the tax consequences to the Company thereof) Units that are originally issued by the Partnership to the Company in connection with the organizational transactions effected concurrently with the closing of the Partnership's initial public offering of Common Units ("IPO") under the Securities Act of 1933, as amended (the "1933 Act"), or any combination of the foregoing.

                        (i)   REIMBURSEMENT BY PARTNERSHIP.  With
respect to each Unit delivered to a Participant upon the exercise of an Option, the Company shall be entitled to reimbursement by the Partnership for the excess, if any, of (i) the Fair Market Value of each such Unit (as of the date of exercise of such Option or, in the case of Units purchased in the open market or from any Person, the price actually paid by the Company therefor over (ii) the exercise price of the Option

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relating to such Unit. With respect to each payment made by the Company upon exercise of a UAR, the Company shall be entitled to reimbursement by the Partnership in an amount equal to the Spread (as hereinafter defined).

                  3.3 ADJUSTMENTS. The number of Units available for issuance under the Plan and/or covered by a Participant's Options or UARs shall be adjusted as appropriate in connection with any distribution to Unitholders, split, recapitalization, extraordinary distribution, merger consolidation, combination or exchange of Units or similar change or upon the occurrence of any other event that the Committee deems appropriate. In the event of any change in the number of Units outstanding by reason of any other transaction, the Committee may, but need not, make such adjustments in the number of Units available for issuance under the Plan and/or pertaining to each Option or UAR. No adjustment shall be made to Options or UARs relating to Subordinated Units on account of the expiration of the Subordination Period, as defined in the Partnership Agreement, relating to such Units. The adjustments determined by the Committee shall be final, binding and conclusive.

            4. ELIGIBILITY. All Employees shall be eligible to be Participants, and to be selected to receive Options under Section 5.1 hereof and UARs under
Section 5.2 hereof. Grants may be made to the same Employee on more than one occasion.

            5.    TERMS OF OPTIONS AND UARS.

                  5.1 TERMS OF OPTIONS. The Committee is hereby authorized to grant Options shall determine. Options granted under this Section 5.1 shall be referred to as "Options."

                        (i) OPTION EXERCISE PRICE. The per Unit exercise price of any Option shall be determined by the Committee at the date of grant.

                        (ii) TERM. The term of each Option shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Option exceed a period of 10 years from the date of its grant.

                     (iii) TIME AND METHOD OF EXERCISE. The
Committee shall determine the time or times at which an Option may be exercised in whole or in part, and may in its discretion accelerate the time at which any outstanding Option becomes exercisable; provided that no Option to purchase Subordinated Units may be exercisable before the end of the Subordination Period, as defined in the Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"). Subject to any limitations in the Plan Agreement, a

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Participant may purchase Units subject to the exercisable portion of an Option in whole at any time, or in part from time to time, by delivering to the Secretary of the Company written notice specifying the number of Units with respect to which the Option is being exercised, together with payment in full of the purchase price of such Units plus any applicable federal, state or local taxes for which the Company or any Affiliate has a withholding obligation in connection with such purchase. Such payment shall be made in full in cash, by check acceptable to the Company, in Units held by the Participant for such period as may be required (in the opinion of the Committee) to avoid a charge to the Company's earnings for financial reporting purposes, such other form of consideration as may be permitted by the Committee in the applicable Plan Agreement, or any combination of the foregoing. In lieu of the foregoing, if permitted by the Committee, payment may be made by the delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Units acquired upon exercise to pay for all of the Units acquired upon exercise and any federal, state or local taxes which the Company or any Affiliate has a withholding obligation, along with an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the Participant's direction at the time of exercise, provided that the Committee may require the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the Participant incurring any liability under Section 16 of the Act.

                     (iv) TERMINATION OF EMPLOYMENT. Unless
otherwise provided in a Plan Agreement, if a Participant ceases to be an Employee for any reason (including death or Disability): (a) to the extent an Option granted to such Participant was exercisable immediately prior to the date such Participant ceased to be an Employee (i) in the case of termination on account of Cause or Voluntary Termination, such Option may not be exercised following such date of termination, (ii) in the case of termination on account of death or Disability, or death or Disability in the period described in (iii), such Option may be exercised within one year after such date by the Participant (or, in the case of his death, by the person to whom his rights shall pass by will or the laws of descent and distribution), but not thereafter, and (iii) in the case of termination for any reason other than as described in (i) or (ii), such Option may be exercised within 90 days after such date of termination by the Participant, but not thereafter; and (b) to the extent such Option was not exercisable immediately prior to the date the Participant ceases to be an Employee, such Option shall automatically lapse and be canceled unexercised on such date; provided, that in no event shall any Option be exercisable after the expiration date of such Option as set forth in the related Plan Agreement.

                  5.2 TERMS OF UARs. The Committee is hereby authorized to grant UARs to Employees selected by the Committee with the terms and conditions described in this Section 5.2 and in Section 5.3 and with such additional terms and conditions, which are not inconsistent with the provisions of the Plan, as the Committee shall determine. UARs may be granted in connection with all or any part of, or

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independently of, any Option granted under this Plan. A UAR granted in connection with an Option may be granted at or after the time of grant of such Option.

                        (i) Exercise. The grantee of a UAR shall have the right, subject to the terms hereof and the applicable Plan Agreement, to receive from the Company an amount equal to (a) the excess of (i) the Fair Market Value of a Unit on the date of exercise of the UAR over (ii) the Fair Market Value of a Unit on the date of grant (or over the Option exercise price if the UAR is granted in connection with an Option), multiplied by (b) the number of Units with respect to which the UAR is exercised (the "Spread");

                        (ii) Payment of Spread. Payment to the grantee upon exercise of a UAR shall be in cash or in Units (valued at their Fair Market Value on the date of exercise of the UAR) or both, all as the Committee shall determine in its sole discretion. Upon the exercise of a UAR granted in connection with an Option, the number of Units subject to the related Option shall be reduced by the number of Units with respect to which the UAR is exercised. Upon the exercise of an Option in connection with which a UAR has been granted, the number of Units subject to the related UAR shall be reduced by the number of Units with respect to which the Option is exercised.

                  (iii) Term of UARs. Each Plan Agreement with respect to a UAR shall set forth the periods during which the award evidenced thereby shall be exercisable. Such periods shall be determined by the Committee in its sole discretion.

                  5.3   TERMS APPLICABLE TO ALL OPTIONS AND UARs.

                        (i)   LIMITS ON TRANSFER.  No Option, UAR or
rights thereunder shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution. Each Option and UAR shall be exercisable during that grantee's lifetime only by the grantee or, if permitted under applicable law, by the grantee's guardian or legal representative. No Option, UAR or any rights thereunder may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company, the Partnership or any Affiliate.

                   (ii) UNIT CERTIFICATES. Upon exercise of an
Option, or a UAR that is payable in Units, delivery of a certificate for fully paid and nonassessable Units shall be made to the Person exercising the Option or UAR, not more than 30 days from the date of receipt of the notice of exercise by the Company or at such other time, place and manner as may be agreed upon by the Company and such Person.

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                    (iii) PLAN AGREEMENT. Each Option and UAR
shall be evidenced by a written document (a "Plan Agreement"), which shall have such terms and provisions, not inconsistent with the Plan, that the Committee determines.

                     (iv) FORFEITURE FOR CERTAIN VIOLATIONS.
Notwithstanding anything herein to the contrary, all Options and UARs granted to a Participant hereunder may be terminated and forfeited without the payment of any consideration if the Committee determines in good faith that such Participant violated any noncompetition, confidentiality or similar agreement, contract or policy of the Company, the Partnership or an Affiliate applicable to such Participant.

            6. AMENDMENT AND TERMINATION. The Board in its discretion may terminate the Plan at any time with respect to any Units for which a grant has not theretofore been made. The Board may also alter or amend the Plan or any Plan Agreement in whole or in part from time to time; provided, that no change in the Plan or any Option or UAR theretofore granted may impair the rights of a Participant without the consent of such Participant; and provided further, that notwithstanding any other provision of the Plan or any Plan Agreement, to the extent necessary to comply with Rule 16b-3, no such amendment or alteration shall be made that would, without the requisite consent under Rule 16b-3:

                  (i) materially increase the total number of Units available for Options and UARs under the Plan, except as provided in Section 3 hereof;

                  (ii) materially modify the requirements as to eligibility for participation in the Plan;

                  (iii) extend the maximum period during which Options or UARs may be granted under the Plan; or

                  (iv) materially increase the benefits accruing to Participants under the Plan.

            7. VESTING/TERMINATION UPON THE OCCURRENCE OF A CHANGE IN CONTROL. If there is a Change of Control, the Committee may in its discretion (i) accelerate the exercisability of some or all outstanding Options and UARs, in which case the Committee may also accelerate the date as of which such Options and UARs terminate to a date at least 30 days following the date such Options and UARs become exercisable, or (ii) cancel outstanding Options or UARs (whether or not then exercisable) in exchange for a per Unit cash payment equal to the difference between the amount being paid in connection with the transactions effectuating the

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Change of Control for a Unit, or if none, the Fair Market Value of a Unit at the effective date of such cancellation, over the per Unit exercise price of such canceled Option or UAR for each Unit covered by such canceled Option or UAR.

            8.    GENERAL PROVISIONS.

                  8.1 NO RIGHTS TO AWARDS. No Person shall have any claim to be granted any Option or UAR under the Plan, and there is no obligation for uniformity of treatment of Persons under the Plan. The terms and conditions of Options and UARs need not be the same with respect to each Participant.

                  8.2 WITHHOLDING. The Company or an Affiliate shall take such action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of any withholding taxes resulting from any transfer made with respect to the grant of any Option or UAR, or any cancellation, exercise or vesting of an Option or UAR (as applicable) under the Plan.

                  8.3   NO LIMIT ON OTHER COMPENSATION
ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company, the Partnership or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

                  8.4   NO RIGHT TO EMPLOYMENT.  The grant of an
Option or UAR shall not be construed as giving a Participant the right to be retained in the service of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or other service, free from any liability or any claim under the Plan unless otherwise expressly provided in the Plan or in any Plan Agreement.

                  8.5 GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable Federal law, and to the extent not preempted thereby, with the laws of the State of Delaware.

                  8.6 SEVERABILITY. If any provision of the Plan, any Option or any UAR is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan, any Option or UAR under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to such applicable law. If it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, Option or UAR, such provision shall be stricken as to such jurisdiction, Person, Option or UAR and the remainder of the Plan and any such Option shall remain in full force and effect.

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                  8.7 NO TRUST OR FUND CREATED. Neither the Plan, any Option nor
any UAR shall be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Option or UAR, such right shall be no greater than the right of an unsecured general creditor of the Company or an Affiliate.

                  8.8 NO FRACTIONAL UNITS. No fractional Units shall be issued or delivered pursuant to the Plan, any Option or any UAR, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Units, or whether such fractional Units or any rights thereto shall be canceled or otherwise eliminated.

                  8.9 HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                  8.10 NO LIMITATION. The existence of the Plan and the grants of Options and UARs hereunder shall not affect in any way the right or power of the Board or the Unitholders of the Partnership (or stockholders or partners of any Affiliate, as applicable) to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company, the Partnership or any Affiliate, any merger or consolidation of the Company, the Partnership or any Affiliate, any issue of debt or equity securities ahead of or affecting Units or the rights thereof or pertaining thereto, the dissolution or liquidation of the Partnership or any Affiliate or any sale or transfer of all or any part of the Partnership's or any Affiliate's assets or business, or any other corporate act or proceeding.

                  8.11 SECURITIES LAWS. The Subordinated Units that may be subject to Options or UARs under the Plan are unlisted, unregistered securities. Each Option and UAR granted under the Plan shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the Units subject to such grant upon any securities exchange or under any state or federal law, or that the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, such grant or the issue or purchase of Units thereunder, such grant shall be subject to the condition that such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

                  8.12 RULE 16b-3. It is intended that the Plan and any Option or UAR granted to a Person subject to Section 16 of the 1934 Act meet all of the

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requirements of Rule 16b-3, as in effect from time to time. If any provision of the Plan or any such Option or UAR would disqualify the Plan, such Option or such UAR under, or would otherwise not comply with, Rule 16b-3, such provision, Option or UAR shall be construed or deemed amended to conform to Rule 16b-3.

                  8.13 INVESTMENT REPRESENTATION. Unless the Units subject to Options and UARs granted under the Plan have been registered under the 1933 Act (and, in the case of any Participant who may be deemed an affiliate (for securities law purposes) of the Company or Partnership, such Units have been registered under the 1933 Act for resale by such Participant), or the Partnership has determined that an exemption from registration is available, the Partnership may require prior to and as a condition of the issuance of any Units pursuant to an Option or UAR exercise that any person exercising such Option or UAR hereunder furnish the Partnership with a written representation in a form prescribed by the Committee to the effect that such person is acquiring the Units solely with a view to investment for his or her own account and not with a view to the resale or distribution of all or any part thereof, and that such person will not dispose of any of the Units otherwise than in accordance with the provisions of Rule 144 under the 1933 Act unless and until either the Units are registered under the 1933 Act or the Company is satisfied that an exemption from such registration is available.

                  8.14 COMPLIANCE WITH SECURITIES LAWS. Anything contained herein to the contrary notwithstanding, the Partnership shall not be obligated to sell or issue any Units to the Company under the Plan unless and until the Partnership is satisfied that such sale or issuance complies with (i) all applicable requirements of the exchange on which the Units are traded (or the governing body of the principal market in which such Units are traded, if such Units are not then listed on an exchange), (ii) all applicable provisions of the 1933 Act and (iii) all other laws or regulations by which the Partnership is bound or to which the Partnership is subject. The Company acknowledges that, as general partner of the Partnership, it is an affiliate of the Partnership under securities laws and it shall comply with such laws and obligations of the Partnership relating thereto as if they were directly applicable to the Company.

            9. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective as of the closing date of the IPO.


            10. TERM OF THE PLAN. No Option or UAR shall be granted after ten years from the effective date of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Plan Agreement, any Option or UAR granted may extend beyond such date, and any authority of the Committee to amend,

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alter, suspend, discontinue or terminate any such Option or UAR, or to waive any condition or rights under any such Option or UAR, shall extend beyond such date.

            11. DEFINITIONS. As used in this Plan, the following terms shall have the meanings set forth below:

                  (a) "Affiliate" shall mean the Partnership and any other Person directly or indirectly controlling, controlled by or under common control with such Person within the meaning of the 1933 Act.

                  (b) "Cause" shall mean or any like term, as defined in any written contract between the Company and the optionee; or if not so defined, (i) on account of fraud, embezzlement or other unlawful or tortious conduct, whether or not involving or against the Company or any Affiliate, (ii) for violation of a policy of the Company or any Affiliate, or (iii) for serious and willful acts or misconduct detrimental to the business or reputation of the Company or any Affiliate.

                  (c) "Change of Control" shall mean any of the following: (i) the liquidation or dissolution of the Company, (ii) any merger or consolidation of the Company with or into any person (other than Triarc or any of its Affiliates, including, without limitation, Nelson Peltz, Peter W. May, DWG Acquisition Group, L.P. or any of their respective Affiliates (each a "Permitted Holder")) if the Company is not the surviving entity thereof, or any sale whether direct or indirect, of substantially all of the assets of the Company to any Person or "group" (as used in Section 13(d) and 14(d) of the Exchange Act) other than to a Permitted Holder, (iii) any Person or group (other than a Permitted Holder) is or becomes, directly or indirectly, the beneficial owner of more than 50% of the then outstanding total voting power of all classes of stock of the Company, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the Directors of the Company or
(iv) during any period of 12 consecutive months after the closing of the IPO, the individuals who at the beginning of such 12 month period (or persons nominated by such members of the Board of Directors of the Company to succeed them) constitute the Board of Directors of the Company cease, for any reason, to constitute a majority thereof.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (e) "Common Units" shall mean the limited partnership interests in the Partnership represented by Common Units as set forth in the Partnership Agreement and described in the Registration Statement for the IPO.

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                  (f) "Disability" shall mean such total and permanent
disability as qualifies the Participant for benefits under the long-term or extended disability plan of the Company or any Affiliate covering the Participant at the time.

                  (g) "Employee" shall mean any director, employee or officer of, or consultant to, the Company or any Affiliate other than any non-employee director of the Company. In the event that the disinterested administration requirement of Rule 16b-3 ceases to be applicable to awards granted under all equity-based plans maintained by the Company and the Partnership, the term "employee" as used herein shall include non-employee directors of the Company.

                  (h) "Fair Market Value" shall mean, at any specified time, with respect to a Common or Subordinated Unit, if the Common Units are traded on an exchange, the average of the closing prices of a Common Unit or, if applicable, the mean of its closing bid and asked prices, on the ten days on which such Units were traded immediately prior to the date of determination. For this purpose, an "exchange" shall mean the exchange on which the Common Units were traded in the greatest volume in the calendar quarter prior to the date of determination and shall include normal securities trading markets which do not meet the formal requirements for exchanges, including, for example, the quotation system of the National Association of Securities Dealers customarily known an Nasdaq or any recognized over-the-counter market or system maintained in the United States or any foreign country on which transactions in Common Units are normally effected. In the absence of a readily ascertainable closing price or bid and asked price, or in the absence of a formal exchange or trading market with respect to the Common Units, the market value of a Unit shall mean its market value as determined by the Committee on a basis consistently applied.

                  (i) "Option" shall mean a right to purchase Units under the Plan granted under Section 5.1.

                  (j) "Participant" shall mean an Employee granted an Option or a UAR under the Plan.

                  (k) "Person" shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

                  (l) "Subordinated Units" shall mean the limited partnership interests in the Partnership represented by Subordinated Units as set forth in the Partnership Agreement and described in the Registration Statement for the IPO.

                  (m) "UAR" shall mean a right granted under the Plan that may be exercised as provided in Section 5.2.

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                                                                    12



                  (n) "Units" shall mean the limited partnership interests in the Partnership represented by Common Units or Subordinated Units as set forth in the Partnership Agreement and described in the Registration Statement for the IPO.

                  (o) "Voluntary Termination" shall mean termination of service with the Company and all Affiliates by the Participant for any reason whatsoever, other than (i) an involuntary termination of the Participant's employment by the Company or an Affiliate with or without Cause or (ii) termination by reason of the Participant's retirement at or after age 65, Disability or death.

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                                                  dated __________, 1996


                          [Company Letterhead]

               Grant of Unit [Options/Appreciation Rights]

___________________________
___________________________
___________________________
___________________________

I am pleased to inform you that the Board of Directors of National Propane Corporation (the "Company") has granted you [an Option to purchase from the Company] [appreciation rights with regard to] [Common/Subordinated] Units of limited partnership interests in National Propane Partners, L.P. as follows:

            [Option] Grant #                                ____________
            Grant Date                                      ____________
            [Option Price] [appreciation base] per Unit    $____________
            Number of [Units/Rights] Granted                ____________

By signing below, you agree that [this Option is/these rights are] granted under and governed by the terms and conditions of the Company's 1996 Unit Option Plan, including the Terms and Conditions attached hereto and incorporated herein by reference[, and you acknowledge that any Subordinated Units subject to the Option have not been registered under the Securities Act of 1933]. This grant shall be void and of no effect unless you execute and return this Agreement to the Company within 30 days of the above date. The attached copy of this Agreement is for your records.

                                        NATIONAL PROPANE CORPORATION


                                        By:_____________________________
                                        Title:____________________________
OPTIONEE

___________________________
___________________________

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                          NATIONAL PROPANE CORPORATION
                              1996 UNIT OPTION PLAN

                              TERMS AND CONDITIONS
                                     OPTION

            The terms and conditions set forth below are hereby incorporated by reference into the attached award agreement ("Agreement") by and between National Propane Corporation (the "Company") and the employee named therein (the "Participant"). Terms defined in the Plan are used herein with the same meaning.

            1. Participant has agreed to perform services for the Company or its Affiliates and to accept the grant of the [option/Unit appreciation rights] provided in the Agreement (["Option"/"Rights") in accordance with, and subject to, the terms and provisions of the Plan and the Agreement.

            2. Except for its earlier termination as provided below, the [Option/Rights] shall become exercisable [insert vesting schedule].

            3. The [Option/Rights] shall not be exercisable following the tenth anniversary of its Grant Date or the earlier lapse or termination of such [Option/Rights] as provided herein and in the Plan. To the extent exercisable, the [Option/Rights] may be exercised in whole or in part from time to time (but not with respect to the lesser of 1,000 Units or the number of Units then remaining subject to the [Option/Rights]).

            4. Participant agrees that the Company or its Affiliates may withhold any federal, state or local taxes upon the exercise or cancellation of the [Option/Rights], at such time and upon such terms and conditions as required by law. Notwithstanding anything herein to the contrary, the Company shall not be obligated to deliver any Units pursuant to the exercise of the [Option/Rights] until Participant has satisfied such withholding obligations or made arrangements for satisfying such obligations that are acceptable to the Company.

            5. To the extent and subject to the foregoing restrictions, the [Option/Rights] may be exercised from time to time by a notice in writing of such exercise, which states the [Option/Rights] Grant Number set forth in the Agreement and the number of Units in respect of which the [Option is/Rights are] being exercised. Such notice shall be delivered to the Chief Financial Officer of the Company at the Company's offices, Suite 1700, IES Tower, 200 1st Street, S.E., P.O. Box 2067, Cedar Rapids, Iowa 52401-2067. An election to exercise shall be irrevocable. The date of exercise shall be the date the notice is hand delivered or mailed, whichever is applicable.

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            [6. An election to exercise an Option shall be accompanied by the tender of the full purchase price of the Units for which the election is made. Payment shall be made in cash, in Units held by the Participant for such period as may be required (in the opinion of the Committee) to avoid or change to the Company's earnings for financial reporting purposes, through a brokered cashless exercise progam described in Section 5.1(iii) of the Plan to be established by the Committee on such terms and conditions as the Committee may determine or by any combination of the foregoing.]

            7. The [Option is/Rights are] is not transferable by Participant, otherwise than by will or laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant (or, in the event of Participant's incapacity, Participant's legal guardian or representative).

            8. In the event Participant's employment with the Company and its Affiliates is terminated the [Option/Rights] shall not be exercisable except as permitted by Section 5.1(iv)(a) of the Plan.

            9. Notwithstanding any other provision of the Agreement, Participant agrees that Participant will not exercise any [Option/Rights] and neither the Company nor the Partnership shall be obligated to deliver any Units or make any cash payments, if counsel to the Company or the Partnership determines such exercise, delivery or payment would violate any law or regulation of any governmental authority or agreement with any national securities exchange upon which the Units are listed.

            10. In the event of a conflict between the terms of this Agreement and the Plan, the Plan shall be the controlling document. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Plan.



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